NEWS RELEASE

CONE MIDSTREAM REPORTS THIRD QUARTER RESULTS
CANONSBURG, PA (October 30, 2014) — CONE Midstream Partners LP (NYSE:CNNX) ("CONE Midstream" or "the Partnership") today reported financial and operational results for the three months ending September 30, 2014. Because the closing of the initial public offering of CNNX occurred on September 30, the net financial and operating results attributable to CONE Midstream during third quarter 2014 are for a one day period.  Since reporting measures for a single day results are insufficient to communicate a full understanding of the historical business activity of CONE Midstream's predecessor, unless otherwise indicated the reporting measures discussed in this news release reflect the unallocated total activity of CONE Gathering LLC, the midstream joint venture formed by CONSOL and Noble Energy that owns the Partnership's general partner and that is the predecessor to CONE Midstream.  Reporting beginning with fourth quarter 2014 will include net financial and operational measures attributable to CONE Midstream, excluding CONE Gathering's non-controlling interests.
Third Quarter Results
Highlights of third quarter 2014 results include:

•	Net income of $19.3 million, up 87% compared to $10.3 million in third quarter 2013 (last year), and up 48% compared to $13.0 million in second quarter 2014 (last quarter).

•	Average daily throughput volumes of 778 billion Btu per day (BBtu/d), up 88% compared to 413 BBtu/d last year, and up 28% compared to 608 BBtu/d last quarter.

•	EBITDA(1) of $21.1 million, up 77% compared to $11.9 million last year, and up 44% compared to $14.7 million last quarter.

•	Distributable cash flow (DCF)(1) of $19.5 million, up 76% compared to $11.1 million last year, and up 40% compared to $13.9 million last quarter.

Management Comment
“We are pleased with our operational and financial results for the quarter, which demonstrate the continued rapid growth of our business,” said John T. Lewis, Chairman of the Board and Chief Executive Officer of CONE Midstream GP LLC, the general partner of the Partnership. "Volume throughput, operating income, EBITDA and DCF for the third quarter exceeded our expectations. The strong volume growth came primarily from 37 new well connections completed during the quarter.”
Quarterly Distribution
The Board of Directors of CONE Midstream GP LLC will declare the first quarterly cash distribution for the Partnership following the conclusion of the fourth quarter 2014. As stated in the final prospectus for CONE Midstream's initial public offering, the Partnership will not make a cash distribution for the period from July 1, 2014 through September 29, 2014 (the day prior to the closing of the offering). The amount of the cash distribution declared with respect to the fourth quarter 2014 will be adjusted to reflect the additional day (September 30, 2014) from the closing of the offering to the start of the fourth quarter on October 1, 2014.
Capital Investment and Resources
CONE Midstream's single day allocated third quarter 2014 share of total investment in internal growth projects at the three development companies in which it holds controlling interests was approximately $225 thousand. CONE Gathering's total internal growth capital investment at the three development companies in which CONE Midstream holds interests was $62.5 million, with individual development company totals as follows:

•
Anchor Systems (Development Company 1): Investments totaled approximately $25.0 million and were primarily directed to continued expansion of the gathering system, increasing station compression and stabilization capacity in the Majorsville field, additional well connections in the North Nineveh area, and expansion of compression capacity at Mamont Station.

•
Growth Systems (Development Company 2): Investments totaled approximately $3.8 million and primarily funded the connection of two well pads in Barbour County, WV, and permitting work related to the Tygart Valley Pipeline.

•
Additional Systems (Development Company 3): Investments totaled approximately $33.7 million and represents CONE Gathering's largest single quarterly capital investment to date. The capital investment on the Additional Systems supported new production from the Oxford and Shirley systems and projects in the Pennsboro, Moundsville and ACAA project areas that are anticipated to result in wet gas volume throughput growth in these areas in fourth quarter 2014.

CONE Midstream's single day respective share of maintenance capital expenditures for third quarter 2014 was approximately $17 thousand. CONE Gathering's maintenance capital expenditures in the aggregate for all three development companies in which the Partnership holds interests totaled $1.6 million.
As of September 30, 2014, CONE Midstream had no borrowings under its $250 million revolving credit facility.
Third Quarter Financial and Operational Results Conference Call
A conference call and webcast, during which management will discuss third quarter 2014 financial and operational results, is scheduled for October 30, 2014 at 10:30 a.m. Eastern Time. Prepared remarks by members of management will be followed by a question and answer period. Interested parties may listen via webcast at http://www.videonewswire.com/event.asp?id=100717. Participants who would like to ask questions may join the conference by phone at 877-870-4263 (international 412-317-0790) five to 10 minutes prior to the scheduled start time (reference the CONE Midstream call). An on-demand replay of the webcast will be also be available at http://www.videonewswire.com/event.asp?id=100717 shortly after the conclusion of the conference. A telephonic replay will be available through November 7, 2014 by dialing 877-344-7529 (international: 412-317-0088) and using the conference playback number 10054321.
_______________

(1)
EBITDA and DCF are not Generally Accepted Accounting Principles (“GAAP”) measures. Definitions and reconciliations of these non-GAAP measures to GAAP reporting measures appear in the financial tables which follow.

Contact:	Stephen R. Milbourne
CONE Investor Relations

Phone:	724-485-4408

Email:	smilbourne@conemidstream.com

* * * * *
CONE Midstream Partners is a growth-oriented master limited partnership recently formed by CONSOL and Noble Energy, referred to as our Sponsors, to own, operate, develop and acquire natural gas gathering and other midstream energy assets to service our Sponsors' rapidly growing production in the Marcellus Shale in Pennsylvania and West Virginia. Our assets include natural gas gathering pipelines and compression and dehydration facilities, as well as condensate gathering, collection, separation and stabilization facilities.
* * * * *
This press release is intended to be a qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b). Brokers and nominees should treat one hundred percent (100.0%) of CONE Midstream’s distributions to non-U.S. investors as being attributed to income that is effectively connected with a United States trade or business. Accordingly, CONE Midstream's distributions to non-U.S. investors are subject to federal income tax withholding at the highest applicable effective tax rate. Nominees, and not CONE Midstream, are treated as withholding agents responsible for withholding on the distributions received by them on behalf of foreign investors.
* * * * *
This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words "believe," "expect," "anticipate," "intend," "estimate" and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, and there can be no assurance that actual outcomes and results will not differ materially from those expected by our management. These forward-looking statements involve certain risks and uncertainties, including, among others, that our business plans may change as circumstances warrant. For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, please refer to the "Risk Factors" section of the prospectus included in the registration statement on Form S-1, in the form last filed with the SEC. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

CONE MIDSTREAM PARTNERS LP
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per unit data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenue
Gathering Revenue — Related Party	$35,770	$18,998	$87,687	$43,710
Total Revenue	35,770	18,998	87,687	43,710
Expenses
Operating Expense — Third Party	6,908	3,384	18,336	9,374
Operating Expense — Related Party	6,030	3,301	18,553	11,518
General and Administrative Expense — Third Party	107	44	936	129
General and Administrative Expense — Related Party	1,599	414	2,957	1,203
Depreciation Expense	1,808	1,544	5,105	4,214
Total Expense	16,452	8,687	45,887	26,438
Net Income	19,318	10,311	41,800	17,272
Less: Net Income Attributable to Noncontrolling Interest	82	—	82	—
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$19,236	$10,311	$41,718	$17,272

Calculation of Limited Partner Interest in Net Income:
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP (1)	$127	$10,311	$127	$17,272
Less: General Partner Interest in Net Income	3	N/A	3	N/A
Limited Partner Interest in Net Income	$124	N/A	$124	N/A

Net Income per Limited Partner Unit - Basic	$—	N/A	$—	N/A
Net Income per Limited Partner Unit - Diluted	$—	N/A	$—	N/A

Limited Partner Units Outstanding - Basic	58,326	N/A	58,326	N/A
Limited Partner Unit Outstanding - Diluted	58,326	N/A	58,326	N/A

(1)	Reflective of general and limited partner interest in net income since closing of the IPO.

CONE MIDSTREAM PARTNERS LP
RECONCILIATION OF NET INCOME TO EBITDA AND DISTRIBUTABLE CASH FLOW
(in thousands)

Definition of Non-GAAP Financial Measures
EBITDA
We define EBITDA as net income before income taxes, net interest expense, depreciation and amortization. EBITDA is used as a supplemental financial measure by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess:

•	our operating performance as compared to those of other companies in the midstream energy industry, without regard to financing methods, historical cost basis or capital structure;

•	the ability of our assets to generate sufficient cash flow to make distributions to our partners;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
We believe that the presentation of EBITDA provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA are net income and net cash provided by operating activities. EBITDA should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA excludes some, but not all, items that affect net income or net cash, and these measures may vary from those of other companies. As a result, EBITDA as presented below may not be comparable to similarly titled measures of other companies.
Distributable Cash Flow
We define distributable cash flow as EBITDA less net cash interest paid and maintenance capital expenditures, to analyze our performance. Distributable cash flow does not reflect changes in working capital balances.
Distributable cash flow is used as a supplemental financial measure by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess:

•	the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions to our unitholders; and

•	the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities.
We believe that the presentation of distributable cash flow in this report provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to distributable cash flow are net income and net cash provided by operating activities. Distributable cash flow should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable cash flow excludes some, but not all, items that affect net income or net cash, and these measures may vary from those of other companies. As a result, our distributable cash flow may not be comparable to similarly titled measures of other companies.

The following tables present a reconciliation of EBITDA to net income and net cash provided by operating activities, the most directly comparable GAAP financial measures, on a historical basis basis, for each of the periods indicated.

	Three Months Ended September 30,		Nine Months Ended September 30,
(unaudited)	2014	2013	2014	2013
Net Income	$19,318	$10,311	$41,800	$17,272
Add:
Depreciation Expense	1,808	1,544	5,105	4,214
EBITDA	21,126	11,855	46,905	21,486
Less: EBITDA Attributable to Noncontrolling Interest	88	—	88	—
EBITDA Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$21,038	$11,855	$46,817	$21,486
Ongoing Maintenance Capital Expenditures, Net of Expected Reimbursements	1,644	757	3,344	1,565
Distributable Cash Flow	$19,394	$11,098	$43,473	$19,921

Net Cash Provided by Operating Activities	$23,731	$17,364	$62,363	$25,982
Adjustments:
Other, Including Changes in Working Capital	2,605	5,509	15,458	4,496
EBITDA	21,126	11,855	46,905	21,486
Less: EBITDA Attributable to Noncontrolling Interest	88	—	88	—
EBITDA Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$21,038	$11,855	$46,817	$21,486

Three Months Ended June 30,
(unaudited)	2014
Net Income	$13,032
Add:
Depreciation Expense	1,679
EBITDA	14,711
Less: EBITDA Attributable to Noncontrolling Interest	—
EBITDA Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$14,711
Ongoing Maintenance Capital Expenditures, Net of Expected Reimbursements	850
Distributable Cash Flow	$13,861

Net Cash Provided by Operating Activities	$17,897
Adjustments:
Other, Including Changes in Working Capital	3,186
EBITDA	14,711
Less: EBITDA Attributable to Noncontrolling Interest	—
EBITDA Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$14,711

CONE MIDSTREAM PARTNERS LP
CONSOLIDATED BALANCE SHEETS
(in thousands, except number of units)

	(unaudited)
	September 30, 2014	December 31, 2013
ASSETS
Current Assets:
Cash and Cash Equivalents	$7,348	$5,976
Accounts Receivable — Related Party	32,857	15,172
Other Current Assets	482	—
Total Current Assets	40,687	21,148
Property and Equipment:
Property and Equipment	556,066	398,010
Less — Accumulated Depreciation	14,763	9,894
Property and Equipment — Net	541,303	388,116
Other Non-Current Assets	853	—
TOTAL ASSETS	$582,843	$409,264
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$59,781	$38,756
Accounts Payable — Related Party	3,825	2,434
Total Current Liabilities	63,606	41,190
Partners' Capital and Parent Net Investment:
Parent Net Investment	—	368,074
Common Units (29,163,121 Units Issued and Outstanding at September 30, 2014)	379,115	—
Subordinated Units (29,163,121 Units Issued and Outstanding at September 30, 2014)	(108,638)	—
General Partner Interest	(4,437)	—
Capital Attributable to CONE Midstream Partners LP/Parent	266,040	368,074
Noncontrolling Interest	253,197	—
Total Partners' Capital and Parent Net Investment	519,237	368,074
TOTAL LIABILITIES, PARTNERS' CAPITAL AND PARENT NET INVESTMENT	$582,843	$409,264

CONE MIDSTREAM PARTNERS LP
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2014	2013
Cash Flows from Operating Activities:
Net Income	$41,800	$17,272
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	5,105	4,214
Changes in Operating Assets:
Accounts Receivable — Related Party	315	3,245
Other Current Assets	(482)	29
Non-Current Assets	(168)	—
Changes in Operating Liabilities:
Accounts Payable	14,402	1,222
Accounts Payable — Related Party	1,391	—
Net Cash Provided by Operating Activities	62,363	25,982
Cash Flows from Investing Activities:
Capital Expenditures	(185,702)	(86,902)
Net Cash Used in Investing Activities	(185,702)	(86,902)
Cash Flows from Financing Activities:
Partners' Investments	120,626	61,000
Proceeds from Issuance of Common Units, Net of Offering Costs	412,741	—
Distribution of Proceeds	(407,971)	—
Payment of Revolver Fees	(685)	—
Net Cash Provided By Financing Activities	124,711	61,000
Net Increase in Cash and Cash Equivalents	1,372	80
Cash and Cash Equivalents at Beginning of Period	5,976	7,386
Cash and Cash Equivalents at End of Period	$7,348	$7,466

CONE MIDSTREAM PARTNERS LP
SUPPLEMENTAL STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended September 30,
	2014	2013
Cash Flows from Operating Activities:
Net Income	$19,318	$10,311
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation	1,808	1,544
Changes in Operating Assets:
Accounts Receivable — Related Party	(4,846)	347
Other Current Assets	(482)	262
Non-Current Assets	(168)	—
Changes in Operating Liabilities:
Accounts Payable	5,120	4,225
Accounts Payable — Related Party	2,981	675
Net Cash Provided by Operating Activities	23,731	17,364
Cash Flows from Investing Activities:
Capital Expenditures	(67,462)	(31,070)
Net Cash Used in Investing Activities	(67,462)	(31,070)
Cash Flows from Financing Activities:
Partners' Investments	37,626	16,000
Proceeds from Issuance of Common Units, Net of Offering Costs	412,741	—
Distribution of Proceeds	(407,971)	—
Payment of Revolver Fees	(685)	—
Net Cash Provided By Financing Activities	41,711	16,000
Net (Decrease) Increase in Cash and Cash Equivalents	(2,020)	2,294
Cash and Cash Equivalents at Beginning of Period	9,368	5,172
Cash and Cash Equivalents at End of Period	$7,348	$7,466

Development Companies Jointly Owned by CONE Gathering LLC and CONE Midstream Partners LP
Operating Income Summary, Selected Operating Statistics and Capital Investment
(in thousands)
(unaudited)

	Three Months Ended September 30, 2014
	Development Company
	1 (Anchor)	2 (Growth)	3 (Additional)	TOTAL (1)
Operating Income Summary
Operating Revenue	$31,260	$2,589	$1,431	$35,280
Operating Expenses	13,736	1,599	861	16,196
Net Income	17,524	990	570	19,084
Less: Net Income Attributable to Noncontrolling Interest	42	36	4	82
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$17,482	$954	$566	$19,002

Operating Statistics - Gathered Volumes
Wet Gas (MMcf/d)	209	—	24	233
Wet Gas (BBtu/d)	258	—	31	289
Dry Gas (MMcf/d)	384	54	—	438
Dry Gas (BBtu/d)	415	55	—	470
Condensate (BBtu/d)	9	—	—	9

Capital Investment
Maintenance Capital	$1,634	$8	$2	$1,644
Expansion Capital	25,045	3,836	33,655	62,536
Total Capital Investment (2)	$26,679	$3,844	$33,657	$64,180

(1)
Total consists of the 100% activity of the three Development Companies (Anchor, Growth and Additional) which CONE Midstream Partners LP owns a controlling interest of 75%, 5% and 5%, respectively. Other systems that were part of the Predecessor, CONE Gathering LLC, that have been included in the Historical Financial statements as the Predecessor are excluded from the table above, as these systems were not part of the transactions that occurred in connection with the closing of the IPO.

(2) Capital investment attributable to CONE Midstream Partners LP during the quarter was $225 thousand.

Development Companies Jointly Owned by CONE Gathering LLC and CONE Midstream Partners LP
Operating Income Summary, Selected Operating Statistics and Capital Investment
(in thousands)
(unaudited)

	Three Months Ended September 30, 2013
	Development Company
	1 (Anchor)	2 (Growth)	3 (Additional)	TOTAL
Operating Income Summary
Operating Revenue	$18,464	$340	$—	$18,804
Operating Expenses	7,938	561	70	8,569
Net Income	10,526	(221)	(70)	10,235
Less: Net Income Attributable to Noncontrolling Interest	—	—	—	—
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$10,526	$(221)	$(70)	$10,235

Operating Statistics - Gathered Volumes
Wet Gas (MMcf/d)	105	—	—	105
Wet Gas (BBtu/d)	114	—	—	114
Dry Gas (MMcf/d)	266	7	—	273
Dry Gas (BBtu/d)	287	8	—	295
Condensate (BBtu/d)	—	—	—	—

Capital Investment
Maintenance Capital	$752	$4	$1	$757
Expansion Capital	24,462	2,522	504	27,488
Total Capital Investment	$25,214	$2,526	$505	$28,245